UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 17, 1994


                   Sears Credit Account Trust 1990 E
              (Exact name of registrant as specified in charter)


Illinois                33-37850-01            Not Applicable
(State of               (Commission            (IRS Employer
Organization)           File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.  Other Events

         On October 17, 1994, Registrant made available the
Monthly Investor Certificateholders' Statement set forth as
Exhibit 21.


Item 7.  Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of October 17, 1994 and reflecting the performance of the Trust during the Due Period ended in September, 1994, which accompanied the distribution on October
         17, 1994

  99(a)  Supplemental Contribution Agreement dated as of
         September 15, 1994

  99(b) Third Supplemental Pooling and Servicing Agreement dated as of September 15, 1994

  99(c)    Supplemental Purchase Agreement dated as of
           September 15, 1994

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           Sears Credit Account Trust 1990 E
                                      (Registrant)


                      By:  Sears Receivables Financing Group, Inc.
                                 (Originator of the Trust)


Date:October 17, 1994      By:   /S/PERRY N. WEINE
                                 Perry N. Weine
                                 Vice President, Administration

                                 EXHIBIT INDEX





Exhibit No.


     21.   Monthly Investor Certificateholders' Statement -
           (October 17, 1994).

     99(a) Supplemental Contribution Agreement dated as of
           September 15, 1994.

     99(b) Third Supplemental Pooling and Servicing Agreement dated as of September 15, 1994.

     99(c) Supplemental Purchase Agreement dated as of
           September 15, 1994.

                               Exhibit 21

SEARS CREDIT ACCOUNT TRUST 1990 E
MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

8.80%  CREDIT ACCOUNT
PASS-THROUGH CERTIFICATES

Under the Pooling and Servicing Agreement dated as of December 1,1990, by and among Sears, Roebuck and Co.("Sears"), Sears Receivables Financing Group, Inc. and Bank of America Illinois, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of October 17, 1994 (the "current Distribution Date") and with respect to the performance of the Trust during the Due Period ended September, 1994 (the "related Due Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amount for the Trust as a whole.

A.Information Regarding the Current Monthly Distribution
(Stated on the Basis of $1,000 Original Principal Amount).

1. The  total  amount of the distribution  to Investor
Certificateholders on the current Distribution  Date
per $1,000 interest.....                                   $0.000000000

2. The amount  of the  distribution set  forth in paragraph
1  above  in respect  of  interest  on  the  Investor
Certificates,  per  $1,000  interest.......                $0.000000000

3. The amount of the distribution set  forth in paragraph
1  above  in respect  of  principal  on the  Investor
Certificates,  per  $1,000  interest...........            $0.000000000

B. Information Regarding the Performance of the Trust.

1. Collections of Receivables.

(a) The  aggregate  amount of  Collections  of
Finance  Charge   Receivables   processed
during the related Due Period...........                $9,840,966.30

(b) The  aggregate   amount of  Collections   of
Principal   Receivables processed  during the
related Due Period...........................          $34,147,182.45

(c) The aggregate amount of Collections of Finance
Charge    Receivables   processed    during   the
related  Due  Period  which  were  allocated  in
respect of  the  Investor  Certificates.....            $7,883,007.02

(d) The aggregate amount  of  Collections of
Principal  Receivables  processed  during   the
related  Due   Period   which   were  allocated
in  respect of  the  Investor  Certificates....        $26,306,657.29

(e) The aggregate  amount of Collections of Finance
Charge  Receivables  processed during the
related   Due  Period   which   were  allocated
in  respect  of  the Seller Certificate.....            $1,957,959.28

(f) The aggregate  amount of Collections  of
Principal Receivables processed  during  the
related Due Period which were allocated
in respect of the Seller Certificate..............      $7,840,525.16

2. Principal Receivables in the Trust;  Principal
Funding Account.

(a) The  aggregate  amount of Principal Receivables
in  the  Trust as  of  the  end  of the related
Due Period  (which  reflects  the  Principal
Receivables  represented  by  both  the  Seller
Certificate  and  the  Investor  Certificates).....   $621,417,991.20

(b) The  amount  of   Principal   Receivables   in  the
Trust  represented   by  the  Investor  Certificates
(the "Investor Interest") as  of the end  of the
related  Due Period .................                  $41,666,666.67

(c) The Investor  Interest  set  forth  in  paragraph
2(b)  above  as   a  percentage  of  the aggregate
amount of Principal Receivables  set forth  in
paragraph  2(a)  above...............................            6.71%

(d) The  Invested   Amount  as  of  the  end  of  the
current Distribution Date.............................$500,000,000.00

(e) The  total   amount   to  be deposited   in   the
Principal   Funding   Account   in  respect   of
Collections  of  Principal  Receivables  on such
Distribution Date.............................         $20,833,333.34

(f) The  total  amount  on  deposit   in  the  Principal
Funding   Account  in  respect  of  Collections  of
Principal  Receivables  on such Distribution Date
(after giving  effect  to the  deposit referred  to
in paragraph 2(e)).........................           $458,333,333.33

(g) The total  amount  of  Investment  Income  since
the  last  Distribution  Date.........................  $1,862,894.46

(h) The  Deficit  Accumulation Amount  (after  giving
effect to the deposit referred to in paragraph 2(e)             $0.00

3. Interest Funding Account.

(a) The  total  amount  to  be  deposited   in   the
Interest   Funding    Account   in  respect   of
Certificate Interest on such Distribution  Date..       $3,666,666.67

(b) The  total  amount  on deposit  in the  Interest
Funding   Account  in  respect   of   Certificate
Interest  on   such  Distribution  Date   (after
giving effect  to  the  deposit  referred  to  in
paragraph  3 (a)).......................               $14,666,666.68

4. Investor Charged-Off Amount.

(a) The  aggregate  amount of  Receivables charge-
off as  uncollectible  during  the  related  Due
Period allocable  to  the Investor  Certificates
(the  "Investor  Charged-Off Amount")..............       $258,316.15

(b) The  Aggregate  Investor  Charged-Off  Amount..
$0.00


5. Investor Losses; Reimbursement of Charge-Offs.

(a) The excess of the Investor Charged-Off  Amount
set  forth in paragraph  3(a) above  over the sum
of (i) payments in respect of the  Available
Subordinated  Amount and  (ii) Excess Servicing,
if any (an "Investor Loss")...........................          $0.00

(b) The amount of  the  Investor  Loss set  forth  in
paragraph  4(a)   above,   per  $1,000   interest
(which  will  have   the  effect  of  reducing,   pro
rata, the  amount of  each  Investor  Certificate-
holder's investment)..................................          $0.00

(c) The total  amount  reimbursed  to   the Trust  in
the current month from the sum  of the  Available
Subordinated  Amount  and  Excess  Servicing, if
any, in respect  of Investor  Losses  in  prior
months................................................          $0.00

(d) The  amount set  forth  in  paragraph  4(c) above,
per  $1,000 interest  (which  will  have the effect
of  increasing,  pro  rata,  the  amount  of  each
Investor Certificateholder's investment)..............          $0.00

(e) The  aggregate  amount  of  Investor   Losses  in
the Trust  as  of  the  end  of  the  current
Distribution Date.....................................          $0.00

(f) The  amount set  forth in  paragraph  4(e)  above,
per $1,000  interest (which  will  have the effect
of reducing,  pro  rata,   the  amount of each
Investor  Certificateholder's  investment)............          $0.00

6. Investor Servicing Fee.

The  aggregate  amount  of  the Investor Monthly
Servicing  Fee  payable  by  the Trust  to  the
Servicer for the related Due Period...................    $104,166.67

7.Available Subordinated Amount.

(a) The  amount  available  to  be  applied  pursuant
to Section  4.03  as  of the  end  of the current
Distribution Date..................................... $42,500,000.00

(b) The  amount set  forth in  paragraph   6(a) above
as  a  percentage  of  the Invested  Amount.......               8.50%

8. Investor Excess Spread Analysis
                                     $                 % (1)

Allocated Yield (2)             $9,745,901.48          20.32%

Less:
Certificate Interest (3)        $3,666,666.67           8.80%
Servicing Fees (4)                $104,166.67           0.25%
Allocated Charge-Offs (5)         $258,316.15           0.62%

Subtotal                        $4,029,149.49           9.67%

Excess Spread                   $5,716,751.99          13.72%

(1) Annualized percentage of the Invested Amount at the beginning of the related Due Period.
(2)    Section B1(c) plus Section B2(g) above
(3)    See Section B3(a) above
(4)    See Section B6 above
(5)    See Section B4(a) above

Note:  Payment rate (aggregate collections/beg. receivables
balance) for the related Due Period:                       6.94%

C.The Pool Factor.

The  Pool  Factor  (which  represents  the  ratio  of  the
amount  of  the  Invested   Amount  as  of   the  end  of
the   day  on   the   current   Distribution   Date   to  the
amount  of  the  Investor   Interest  as   of  the  Closing
Date).   The    amount   of   an    Investor    Certificate-
holder's   pro  rata   share   of   the   Invested   Amount
can   be    determined    by   multiplying    the   original
denomination   of   the   Holder's   Investor   Certificate
by the Pool Factor.......................................      1.0000000

                BANK OF AMERICA ILLINOIS,
                 as Trustee

                By: /S/ Robert J. Donahue
                Title: Vice President
                                            EXHIBIT 99(a)







                      SEARS, ROEBUCK AND CO.

                                and

                         SEARS RECEIVABLES
                       FINANCING GROUP, INC.



                SUPPLEMENTAL CONTRIBUTION AGREEMENT
                  Dated as of September 15, 1994

                             amending

                      CONTRIBUTION AGREEMENT
                   Dated as of December 4, 1990



              ______________________________________



                 SEARS CREDIT ACCOUNT TRUST 1990 E

                             RECITALS

           WHEREAS, the parties hereto entered into that certain
Contribution Agreement, dated as of December 4, 1990 (the "Agreement"), by and between Sears, Roebuck and Co., a New York corporation ("Sears") and Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG");

           WHEREAS, the parties desire to effect certain amendments to the Agreement pursuant to Section 6.02 thereof.

                             AGREEMENT

           NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree as follows:

I.   Definitions

           The definitions in the Agreement are amended to read as set forth in the Pooling and Servicing Agreement, as amended on the date hereof, except for the terms set forth on Exhibit A hereto.

II.  Amendment to Section 4.01

           Section 4.01 of the Agreement is amended and restated in its entirety to read as follows:

           Section 4.01 Computer Files Marked. Sears shall, at its own expense, on or prior to the date hereof, indicate in its computer files or in the computer files of its affiliates, as applicable, that Receivables created in connection with the Accounts have been contributed to SRFG pursuant to this Agreement and sold to SRFG pursuant to the Purchase Agreement and deliver to SRFG (or to the Trustee on SRFG's behalf) a computer file, hard copy or microfiche list containing a true and complete list of all such Accounts, identified by account number.

III. Miscellaneous

           Counterparts. This Supplemental Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

           Governing Law. This Supplemental Agreement shall be construed in accordance with the internal laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           IN WITNESS WHEREOF, Sears and SRFG have caused this
Supplemental Agreement to be duly executed by their respective officers as of September 15, 1994.

                           SEARS, ROEBUCK AND CO.



                           By:/S/ ALICE M. PETERSON
                                 Name:  Alice M. Peterson
                                 Title:  Vice President and
                                         Treasurer


                           SEARS RECEIVABLES FINANCING GROUP, INC.



                           By:/S/ NANCY M. HOUGHTON-LYNCH
                                 Name:  Nancy M. Houghton-Lynch
                                 Title:  Vice President and
                                         Treasurer

                             EXHIBIT A



"Agreement"

"Contributed Receivables"

"Pooling and Servicing Agreement"

"Purchase Agreement"

                                            EXHIBIT 99(b)




                      SEARS, ROEBUCK AND CO.
                             Servicer

                         SEARS RECEIVABLES
                       FINANCING GROUP, INC.
                              Seller

                                and

                     BANK OF AMERICA ILLINOIS
                              Trustee

                on behalf of the Certificateholders




        THIRD SUPPLEMENTAL POOLING AND SERVICING AGREEMENT
                  Dated as of September 15, 1994

                             amending

                  POOLING AND SERVICING AGREEMENT
            Dated as of December 1, 1990, as amended by
           Supplemental Pooling and Servicing Agreement
            dated as of November 4, 1991, as amended by
        Second Supplemental Pooling and Servicing Agreement
                   dated as of January 31, 1994


              ______________________________________


                 SEARS CREDIT ACCOUNT TRUST 1990 E

                       8.80% CREDIT ACCOUNT
                     PASS-THROUGH CERTIFICATES

                             RECITALS

           WHEREAS, the parties hereto entered into that certain Pooling and Servicing Agreement, dated as of December 1, 1990, as amended by that certain Supplemental Pooling and Servicing Agreement dated as of November 4, 1991, as amended by that certain Second Supplemental Pooling and Servicing Agreement dated as of January 31, 1994 (the "Agreement"), among Sears, Roebuck and Co., as Servicer ("Sears"), Sears Receivables Financing Group, Inc., as Seller ("SRFG") and Bank of America Illinois, an Illinois banking corporation, as Trustee (the "Trustee");

           WHEREAS, the parties desire to effect certain amendments to the Agreement pursuant to Section 13.01 thereof.

                             AGREEMENT

           NOW, THEREFORE, THIS THIRD SUPPLEMENTAL AGREEMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree with the Trustee as follows:

IV.  Definitions - In General

           Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

V.   Definitions - Amended

           The following definitions are amended and restated in their entirety to read as follows:

           "Account" shall mean an open-end retail charge plan for specified Persons, maintained by Sears or an affiliate of Sears with respect to the sale of goods or services, receivables under which are transferred to the Trust pursuant to this Agreement. No Account shall be a Charged-Off Account as of the Account Selection Date. Each Account shall be identified by account number on Schedule 1 hereto. The definition of Account shall include each account (a "Transferred Account") into which an Account shall be transferred provided that (i) such transfer was made in accordance with the Credit Guidelines and (ii) such Transferred Account can be traced or identified as an account into which an Account has been transferred. The term "Account" shall be deemed to refer to an Additional Account only from and after the Addition Date with respect thereto.

           "Bank" shall mean Sears National Bank, a national banking association.

           "Billing Cycle" shall mean, with respect to any Account, the billing cycle for such Account as determined by the Servicer or its affiliates, as applicable, in accordance with its normal practice.

           "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Chicago, Illinois, Phoenix, Arizona or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

           "Charged-Off Account" shall mean each Account with respect to which the Receivables in such Account have been charged-off as uncollectible.

           "Collections" shall mean (i) all payments including
Insurance Proceeds, if any, received by the Servicer or an affiliate of the Servicer in respect of the Receivables at one of its central administrative units charged with processing funds and recording them in the Servicer's or the affiliate's records, as applicable, in the form of cash, checks, wire transfers, ATM transfers or other forms of payment in accordance with the Credit Agreement in effect from time to time and
(ii) amounts treated as Collections pursuant to subsections 2.04(d), 2.05(c), 3.01(c), 4.07(a), 4.07(c) and 12.02(b) hereof, less reductions to Collections pursuant to 4.07(a). A Collection processed on an Account in excess of the aggregate amount of Receivables in such Account shall be credited to such Account or refunded to the Obligor by the Servicer or an affiliate of the Servicer in accordance with its normal practice pursuant to subsection 4.07(a).

           "Credit Guidelines" shall mean the policies and procedures relating to the operation of the credit business of Sears or its affiliates, including, without limitation, the written policies and procedures and the exercise of judgment by employees of Sears or its affiliates in accordance with the normal practice of Sears or its affiliates, as applicable, for determining the creditworthiness of credit customers, the extension of credit to customers, and relating to the maintenance of credit accounts and collection of credit receivables, as such policies and procedures may be amended from time to time.

           "Date of Processing" shall mean, with respect to any transaction, the date on which such transaction is first recorded on the computer master file of credit accounts maintained on behalf of the Seller at one of the central administrative units of the Servicer or an affiliate of the Servicer charged with processing funds and recording them in the Servicer's or such affiliate's records (without regard to the effective date of such recordation).

           "Eligible Receivable" shall mean each Receivable:

           (a)  which is payable in United States dollars;

           (b) which was created in compliance, in all material respects, with all Requirements of Law applicable to the Seller and Sears or one of its affiliates, as applicable, and pursuant to a Credit Agreement which complies, in all material respects, with all Requirements of Law applicable to the Seller and Sears or one of its affiliates, as applicable;

           (c) as to which at the time of the conveyance of such Receivable to the Trust, the Seller had good and marketable title thereto free and clear of all Liens arising under or through the Seller or Sears; and

           (d) which constitutes an "account," "general intangibles" or "chattel paper" under and as defined in Article 9 of the UCC as then in effect in the State of New York.

           "Finance Charge Receivables" shall mean with respect to any Account for any Due Period the amount billed as finance charges on such Account for such Due Period.

           "Insurance Proceeds" shall mean any amounts recovered pursuant to any credit life insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

           "Schedule 1" shall mean the computer file, hard copy or microfiche list delivered to the Trustee pursuant to subsection 2.01(b) hereof which shall contain a true and complete list of all Accounts from which Receivables have been conveyed to the Trust on the Closing Date identified by account number.

           "Trust" shall mean the trust created by this Agreement, the corpus of which shall consist of the Receivables existing as of the Cut-Off Date or thereafter created and all monies due or to become due with respect thereto, all proceeds (as defined in Article 9 of the UCC as in effect in the State of New York) of the Receivables and such funds as from time to time are deposited in the Investor Accounts.

VI.  Amendment to Section 1.02

           Section 1.02(c) of the Agreement is amended and restated in its entirety to read as follows:

           (c) All references to "accounts" shall refer to open-end charge plans for specified persons maintained by Sears or an affiliate of Sears with respect to the sale of goods or services, unless the context otherwise requires.

VII. Amendment to Section 2.01

           Sections 2.01(a) and (b) of the Agreement are amended and restated in their entirety to read as follows:

           (a) Effective on the Closing Date, the Seller hereby sells, transfers, assigns and otherwise conveys to the Trust for the benefit of the Certificateholders, without recourse, all right, title and interest of the Seller in and to the Receivables existing as of the Cut-Off Date and thereafter created, all monies due or to become due with respect thereto, all proceeds (as defined in Article 9 of the UCC as in effect in the State of New York) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment or conveyance is deemed to create a security interest in such property, the Seller does hereby grant to the Trust a security interest therein.

           (b) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the Closing Date to (i) cause Sears or an affiliate of Sears, as applicable, as agents of the Seller, to indicate in its computer files that Receivables created in connection with the Accounts have been sold to the Trust pursuant to this Agreement for the benefit of the Certificateholders and (ii) deliver Schedule 1 to the Trustee.

VIII.Amendment to Section 2.02

           Section 2.02(b) of the Agreement is amended and restated in its entirety to read as follows:

           (b) The obligation of the Trustee to accept the Receivables shall be subject to the condition that the Seller records and files, at its own expense, one or more financing statements with respect to the Receivables then existing and thereafter created for the sale of accounts, general intangibles or chattel paper as defined in
Article 9 of the UCC as in effect in the State of New York meeting the requirements of Illinois law in such manner as is necessary to perfect the sale and assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing to the Trustee on or prior to the date of issuance of the Certificates.

IX.  Amendment to Section 2.04

           Sections 2.04(a)(ii), (iii) and (v) of the Agreement are amended and restated in their entirety to read as follows:

           (ii) this Agreement or appropriate Assignment, as the case may be, constitutes a sale of the Receivables existing as of the Cut-Off Date and thereafter created, and of all proceeds (as defined in the UCC as in effect in the State of New York) of such Receivables, but does not constitute a valid transfer and assignment to the Trust of all right, title and interest of the Seller in and to such property, or such property will not be owned by the Trust free and clear of any Lien of any Person claiming through or under the Seller; or

           (iii) this Agreement or appropriate Assignment, as the case may be, does not constitute a sale of such property, and it further does not constitute a grant of a security interest (as defined in the UCC as in effect in the State of New York) in such property to the Trust which is enforceable with respect to existing Receivables and the proceeds thereof upon execution and delivery of the Agreement or Assignment, and which will be enforceable with respect to such Receivables hereafter or thereafter created and the proceeds thereof upon such creation; or

           (v) either the Seller or a Person claiming through or under the Seller has any claim to or interest in any of the Distribution Account or the Collections Account, if any, other than (i) the interest of the Certificateholders and (ii) if the Agreement or appropriate Assignment, as the case may be, constitutes the grant of a security interest in such property, the interest of the Seller in such property as a debtor for purposes of the UCC as in effect in the State of New York,

X.   Amendment to Section 2.05

           Section 2.05(b) of the Agreement is amended and restated in its entirety to read as follows:

           (b) Credit Agreements and Guidelines. The Seller shall cause the Servicer as its agent to service and administer the Accounts in a particular state or similar jurisdiction in accordance with policies identical to those used in servicing and administering the accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts in such jurisdiction. The terms and provisions of a Credit Agreement may be changed in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-offs) only if such change is made applicable to the entire portfolio of accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts, obligors of which are resident in a particular affected state or similar jurisdiction and not only to the Accounts.

XI.  Amendment to Section 3.01

           Sections 3.01(b) and (d) of the Agreement are amended and restated in their entirety to read as follows:

           (b) The Servicer is hereby authorized in the name and on behalf of the Trustee and the Seller, and agrees, to service and administer the Receivables and collect payments due under such Receivables in accordance with the customary and usual servicing procedures used by it or its affiliates, as applicable, for servicing credit receivables comparable to the Receivables and in accordance with the Credit Guidelines, and acting alone or through any party designated by it pursuant to Section 8.06, shall do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.01, the Servicer is hereby authorized and empowered (i) unless such power and authority is revoked by the Trustee, to instruct the Trustee to make withdrawals and payments from the Distribution Account, the Principal Funding Account, the Interest Funding Account and the Collections Account in accordance with such instructions as set forth in this Agreement, (ii) to execute and deliver, or cause its affiliates to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders but in its own name, or the name of its affiliate, as applicable, without reference to the fact that it is acting for the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables, (iii) after the delinquency of any such Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence collection proceedings, or cause its affiliates to commence collection proceedings, as applicable, with respect to such Receivables and (iv) to make any filings, registrations with, and to seek any consents or authorizations from the Securities and Exchange Commission and any securities authority of any jurisdiction on behalf of the Trust as may be necessary or advisable to comply with the securities or reporting requirements laws of the United States or any state or other jurisdiction. The Trustee agrees that it shall promptly follow the written instructions of the Servicer to withdraw funds from the Distribution Account, the Collections Account, the Interest Funding Account and the Principal Funding Account as required by this Agreement. The Trustee shall furnish the Servicer or its affiliate, as applicable, with any powers of attorney and other documents necessary or appropriate under the laws of any jurisdiction with authority over the Receivables to enable the Servicer to carry out its servicing and administrative duties hereunder.

           (d) The Servicer and its affiliates shall under no circumstances be obligated to use separate servicing procedures, offices, employees or accounts for servicing Accounts from the procedures, offices, employees and accounts used in connection with servicing other accounts.

XII. Amendment to Section 4.07

           Section 4.07(a) of the Agreement is amended and restated in its entirety to read as follows:

           (a) With respect to any Receivable which was created as a result of a fraudulent or counterfeit charge, the amount of such Receivable shall be applied as a Collection in accordance with Section
4.03 and accounted for in accordance with the Credit Guidelines. To the extent that the Servicer otherwise adjusts, reduces, modifies or cancels a Receivable in accordance with the Credit Guidelines without receiving cash or other payment therefor by the Obligor with respect to such Receivable, the amount of any such adjustment resulting in a reduction in Receivables shall be applied as a Collection in accordance with
Section 4.03, and the amount of any such adjustment resulting in an increase in Receivables shall be deducted from amounts deemed Collections pursuant to Article I hereof.

XIII.Amendment to Section 9.01

           The following paragraph is inserted immediately following
Section 9.01(m) of the Agreement:

           (n) the Bank is the originator of any of the Receivables and shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days; or the Bank shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

           The last clause immediately following Section 9.01(n) of the Agreement is amended and restated in its entirety to read as follows:

in the case of any event described in subparagraphs (a), (b), (h), (l),
(m) or (n) after the applicable grace period set forth in such subparagraphs, if any, either the Trustee or the Holders of Investor Certificates evidencing Fractional Undivided Interests aggregating not less than 51% of the Invested Amount by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Investor Certificateholders) may declare that an amortization event (an "Amortization Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d), (e), (f),
(g), (i), (j) or (k), an Amortization Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event. The Seller (or the Servicer, with respect to an Amortization Event which relates to the Servicer) shall give prompt notice to the Rating Agency of the occurrence of any Amortization Event.

XIV. Amendment to Exhibit A (Form of Investor Certificate)

           The first paragraph on page A-1 is amended and restated in its entirety to read as follows:

           This certifies that                   (the "Investor
Certificateholder") is the registered owner of a Fractional Undivided Interest in the Sears Credit Account Trust 1990 E (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or an affiliate of Sears, which Receivables have been transferred to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG"), all monies due or to become due with respect thereto, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables and Insurance Proceeds, if any, relating thereto pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1990 (the "Pooling and Servicing Agreement"), by and among Bank of America Illinois, an Illinois banking corporation, as trustee (the "Trustee"), Sears as Servicer and SRFG, a summary of certain of the pertinent provisions of which is set forth herein below. Reference is hereby made to the further provisions of this Investor Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as if set forth at this place.

           The Trustee's signature line of page A-6 is amended to read:
"Bank of America Illinois"

XV.  Amendment to Exhibit B (Form of Seller Certificate)

           The first paragraph on page B-1 is amended and restated in its entirety to read as follows:

           This certifies that Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG") is the registered owner of a Fractional Undivided Interest in Sears Credit Account Trust 1990 E (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") existing as of the Cut-Off Date or thereafter created under certain open-end retail charge plans for specified Persons (the "Accounts") originated by Sears, Roebuck and Co., a New York corporation ("Sears") or an affiliate of Sears, which Receivables have been transferred to SRFG, all monies due or to become due with respect thereto, all proceeds (as defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York) of such Receivables and Insurance Proceeds, if any, relating thereto pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1990 (the "Pooling and Servicing Agreement"), by and among Bank of America Illinois, an Illinois banking corporation, as trustee (the "Trustee"), Sears as Servicer and SRFG, a summary of certain of the pertinent provisions of which is set forth herein below.

           The Trustee's signature line of page B-4 is amended to read:
"Bank of America Illinois"

XVI. Amendment to Exhibit C (Form of Assignment of Additional Accounts)

           The Trustee's name in the lead-in paragraph on page C-1 is amended to read as follows: "Bank of America Illinois, an Illinois banking corporation"

           Sections 3(a), (b) and (c) on page C-2 are amended and restated in their entirety to read as follows:

           3. Conveyance of Receivables. (a) The Seller hereby sells, transfers, assigns and otherwise conveys to the Trust for the benefit of the Certificateholders, without recourse on and after the Additional Account Cut-Off Date, all right, title and interest of the Seller in and to the Receivables then existing and thereafter created in the Additional Accounts designated hereby, all monies due or to become due or to become due with respect thereto, all proceeds (as defined in Article 9 of the UCC as in effect in the State of New York) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment, or conveyance is deemed to create a security interest in such property, the Seller does hereby grant to the Trust a security interest therein.

           (b) In connection with such sale, the Seller agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the sale of accounts, general intangibles or chattel paper as defined in Article 9 of the UCC as in effect in the State of New York, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of such Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to the Trustee on or prior to the date of this Assignment.

           (c) In connection with such sale, the Seller further agrees, at its own expense, on or prior to the date of this Assignment to indicate, or to cause to be indicated, in the computer files of Sears or one of its affiliates, as applicable, that Receivables created in connection with the Additional Accounts designated hereby have been sold to the Trustee pursuant to this Assignment for the benefit of the Certificateholders.

           The Trustee's signature line on page C-4 is amended to read:
"Bank of America Illinois"

XVII.Amendment to Exhibit E (Form of Monthly Servicer Certificate)

           The Trustee's name in the lead-in paragraph on page E-1 is amended to read as follows: "Bank of America Illinois, an Illinois banking corporation"

XVIII.  Amendment to Exhibit F (Form of Annual Servicer
     Certificate)

           The Trustee's name in the lead-in paragraph on page F-1 is amended to read as follows: "Bank of America Illinois, an Illinois banking corporation"

XIX.  Amendment to Exhibit G (Form of Monthly
      Certificateholders' Statement)

           The Trustee's name in the lead-in paragraph on page G-1 is amended to read as follows: "Bank of America Illinois, an Illinois banking corporation"

           The Trustee's signature line on page G-4 is amended to read as follows: "Bank of America Illinois"

XX. Amendment to Exhibit H (Provisions to be Included in Annual Opinion of Counsel)

           The opinion paragraph on page H-1 is amended and restated in its entirety to read as follows:

           With the filing of financing statements covering the Receivables in the offices of the Secretaries of State of the State of Illinois, the State of Delaware and the State of Arizona, the interests of the Trustee in the Receivables has been duly perfected. No other action is required to continue such perfection prior to the six-month period preceding the fifth anniversary of the filing of such financing statements.

XXI. Amendment to Exhibit I (Form of Reassignment of Receivables)

           The Trustee's name in the lead-in paragraph on page I-1 is amended to read as follows: "Bank of America Illinois, an Illinois banking corporation"

           The Trustee's signature line on page I-4 is amended to read as follows: "Bank of America Illinois"

           Section 3(a) on page I-2 is amended and restated in its entirety to read as follows:

           (a) The Trustee does hereby transfer, assign, set-over and otherwise convey to the Seller, without recourse on and after the Removal Date, all right, title and interest of the Trust in and to the Receivables now existing and hereafter created in the Removed Accounts designated hereby, all monies due or to become due with respect thereto (including all Finance Charge Receivables), all proceeds (as defined in Article 9 of the UCC as in effect in the State of Illinois or the State of Arizona, as applicable) of such Receivables and Insurance Proceeds relating thereto.

XXII.Miscellaneous

           Counterparts. This Third Supplemental Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

           Governing Law. This Third Supplemental Agreement shall be construed in accordance with the internal laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           IN WITNESS WHEREOF, SRFG, Sears and the Trustee have caused this Third Supplemental Agreement to be duly executed by their respective officers as of September 15, 1994.

                           SEARS RECEIVABLES FINANCING GROUP, INC.
                             as Seller



                           By:/S/ NANCY M. HOUGHTON-LYNCH
                                 Name:  Nancy M. Houghton-Lynch
                                 Title:  Vice President and
                                         Treasurer


                           SEARS, ROEBUCK AND CO.
                             as Servicer



                           By:/S/ ALICE M. PETERSON
                                 Name:  Alice M. Peterson
                                 Title:  Vice President and
                                         Treasurer


                           BANK OF AMERICA ILLINOIS
                             as Trustee



                           By:/S/ GREG JORDAN
                                 Name:  Greg Jordan
                                 Title:  Vice President

                                            EXHIBIT 99(c)







                      SEARS, ROEBUCK AND CO.

                                and

                         SEARS RECEIVABLES
                       FINANCING GROUP, INC.



                  SUPPLEMENTAL PURCHASE AGREEMENT
                  Dated as of September 15, 1994

                             amending

                        PURCHASE AGREEMENT
                   Dated as of December 4, 1990



              ______________________________________



                 SEARS CREDIT ACCOUNT TRUST 1990 E

                             RECITALS

           WHEREAS, the parties hereto entered into that certain
Purchase Agreement, dated as of December 4, 1990 (the "Agreement"), by and between Sears, Roebuck and Co., a New York corporation ("Sears") and Sears Receivables Financing Group, Inc., a Delaware corporation
("SRFG");

           WHEREAS, the parties desire to effect certain amendments to the Agreement pursuant to Section 7.02 thereof.

                             AGREEMENT

           NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree as follows:

XXIII.     Definitions

           The definitions in the Agreement are amended to read as set forth in the Pooling and Servicing Agreement, as amended on the date hereof, except for the terms set forth in Exhibit A hereto.

XXIV.Amendment to Section 4.01

           Section 4.01 of the Agreement is amended and restated in its entirety to read as follows:

           Section 4.01 Computer Files Marked. Sears shall, at its own expense, on or prior to the date hereof, indicate in its computer files or in the computer files of its affiliates, as applicable, that Receivables created in connection with the Accounts have been sold or otherwise conveyed to SRFG pursuant to this Agreement and the Contribution Agreement and deliver to SRFG (or to the Trustee on SRFG's behalf), a computer file, hard copy or microfiche list containing a true and complete list of all such Accounts, identified by account number.

XXV. Amendment to Section 5.03

           Sections 5.03 of the Agreement is amended and restated in its entirety to read as follows:

           Section 5.03 Credit Agreements and Guidelines. Sears shall service and administer the Accounts in a particular state or similar jurisdiction in accordance with policies identical to those used in servicing and administering the accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts in such jurisdiction. The terms and provisions of a Credit Agreement may be changed in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-offs) only if such change is made applicable to the entire portfolio of accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts, obligors of which are resident in a particular affected state or similar jurisdiction, and not only to Accounts.

XXVI.Amendment to Section 5.06

           Section 5.06(c) of the Agreement is amended and restated in its entirety to read as follows:

(c) Eligibility of Receivables. If as of the date hereof and with respect to each Receivable sold, transferred, assigned and otherwise conveyed to SRFG: (i) any Receivable then existing has not been sold, transferred, assigned and otherwise conveyed to SRFG free and clear of any Liens or is not in compliance, in all material respects, with all Requirements of Law applicable to Sears or an affiliate of Sears, as applicable; or (ii) all necessary consents, licenses, approvals or authorizations of any Governmental Authority of any jurisdiction required to be obtained, effected or given by Sears in connection with the conveyance of such Receivables to SRFG have not been duly obtained, effected or given or are not in full force and effect, then a Receivable Repurchase Event shall have occurred. If, as of three Business Days after the end of each Due Period, with respect to Receivables created during such Due Period: (i) any such Receivable has not been sold, transferred, assigned and otherwise conveyed to SRFG in compliance, in all material respects, with all Requirements of Law applicable to Sears or an affiliate of Sears, as applicable, or (ii) all necessary consents, licenses, approvals or authorizations of any Governmental Authority of any jurisdiction required to be obtained, effected or given by Sears in connection with the conveyance of such Receivables to SRFG have not been duly obtained, effected or given or are not in full force and effect, then a Receivable Repurchase Event shall have occurred.

XXVII.     Amendment to Annex A (Form of Additional Assignment)

           Section 3(c) of Annex A is amended and restated in its entirety to read as follows:

(c) In connection with such sale, Sears further agrees, at its own expense, on or prior to the date of this Additional Assignment to indicate, or to cause to be indicated, in Sears computer files or in the computer files of an affiliate of Sears, as applicable, that Receivables created in connection with the Additional Accounts designated hereby have been sold to SRFG pursuant to this Additional Assignment.

XXVIII.    Miscellaneous

           Counterparts. This Supplemental Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

           Governing Law. This Supplemental Agreement shall be construed in accordance with the internal laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

           IN WITNESS WHEREOF, Sears and SRFG have caused this
Supplemental Agreement to be duly executed by their respective officers as of September 15, 1994.


                           SEARS, ROEBUCK AND CO.



                           By:/S/ ALICE M. PETERSON
                                 Name:  Alice M. Peterson
                                 Title:  Vice President and
                                         Treasurer


                           SEARS RECEIVABLES FINANCING GROUP, INC.



                           By:/S/ NANCY M. HOUGHTON-LYNCH
                                 Name:  Nancy M. Houghton-Lynch
                                 Title:  Vice President and
                                         Treasurer

                             EXHIBIT A


"Add-ons"

"Additional Assignment"

"Agreement"

"Contributed Receivables"

"Contribution Agreement"

"Pooling and Servicing Agreement"

"Portfolio Repurchase Event"

"Principal Receivable"

"Receivables Purchase Price"

"Seller Monthly Servicing Fee"